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                                                                    EXHIBIT 99.3

STATEMENT UNDER OATH OF PRINCIPAL ACCOUNTING OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


     I, Christopher W. Shean, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of Liberty Media Corporation, and, except as corrected or supplemented in a subsequent covered report:

          o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          o Annual Report on Form 10-K of Liberty Media Corporation for the year ended December 31, 2001;

          o all reports on Form 10-Q and all reports on Form 8-K and all definitive proxy materials of Liberty Media Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          o    any amendments to any of the foregoing.




Dated: August 14, 2002                  /s/ Christopher W. Shean
       ---------------                  -----------------------------------
                                        Christopher W. Shean
                                        Senior Vice President and Controller
                                        (Principal Accounting Officer)



Subscribed and sworn to
before me this 14th day of
August, 2002.

/s/ Marlene J. Hill
---------------------------
Notary Public
My Commission Expires: March 14, 2005